                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

           Alliance World Dollar Government Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

ALLIANCE CAPITAL [LOGO]/(R)/   ACM MANAGED DOLLAR INCOME FUND, INC.
                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 23, 1997

To the Stockholders of ACM Managed Dollar Income Fund, Inc., Alliance World Dollar Government Fund, Inc. and Alliance World Dollar Government Fund II,
Inc.:

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM Managed Dollar Income Fund, Inc., Alliance World Dollar Government Fund, Inc. and Alliance World Dollar Government Fund II, Inc. (individually, a "Fund", and together, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, January 23, 1997 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 12, 1996:

    1. To elect four Directors of each Fund, each such Director to hold office for a term of one or three years, as the case may be, and until his or her successor is duly elected and qualified;

    2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for its respective fiscal year ending in 1997; and

    3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on November 29, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary
New York, New York
December 12, 1996
-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
 (R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS

                               JANUARY 23, 1997

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Managed Dollar Income Fund, Inc. ("Managed Dollar"), Alliance World Dollar Government Fund, Inc. ("World Dollar") and Alliance World Dollar Government Fund II, Inc. ("World Dollar II"), each of which is a Maryland corporation (individually, a "Fund", and together, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, January 23, 1997 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card of each Fund are being mailed to stockholders on or about December 12, 1996.

  The Board of Directors of each Fund has fixed the close of business on November 29, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of November 29, 1996 consisted, respectively, of 28,325,009 shares of common stock of Managed Dollar, 8,652,707 shares of common stock of World Dollar and 71,980,285 shares of common stock of World Dollar II, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of four Directors of each Fund and for the ratification of the selection of Ernst & Young LLP as the Funds' independent auditors for each of their respective fiscal years ending in 1997. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. In the event that any stockholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting with respect to that Fund to a time immediately after the Meeting, so that the meeting for that Fund may be held separately, the persons named as proxies will vote in favor of adjournment.

  Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one

Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by January 23, 1997, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, four Directors of each Fund will be elected to serve for terms of one or three years, as the case may be, and until their successors are elected and qualified. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class One and Three, as the case may be, as described below.

  Pursuant to the Funds' respective Articles of Incorporation and By-laws, the Board of Directors of each Fund has been divided into three classes. With respect to all the Funds, the term of office of the members of Class Three will expire as of the Meeting, the term of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1998 and the term of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 1999. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. John D. Carifa and Robert C. White and Ms. Ruth Block are currently members of Class Three; Messrs. David
H. Dievler, Clifford L. Michel and Donald J. Robinson are currently members of Class One; and Messrs John H. Dobkin, William H. Foulk, Jr. and Dr. James M. Hester are currently members of Class Two.

  As a result of this system, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the three Directors in Class Three of each Fund, all of whom were previously elected by stockholders, are standing for re-election. In addition, Mr. Donald J. Robinson is standing for stockholder election as a member of Class One of each Fund. Mr. Robinson was nominated for election by the nominating committee of the Board of Directors of each Fund and elected by the Board of Directors of each Fund on September 10, 1996. Each nominee has consented to serve as a Director. The

Boards of Directors know of no reason why any of these nominees would be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors and nominees for election as Directors is set forth below. WITH RESPECT TO EACH FUND, ALL CLASS THREE DIRECTORS AND ONE CLASS ONE DIRECTOR ARE STANDING FOR RE-ELECTION AS DIRECTORS.

                                                                                NUMBER OF SHARES
        NAME, POSITIONS AND OFFICES WITH THE                                    OF COMMON STOCK
                       FUNDS,                     YEAR FIRST                   BENEFICIALLY OWNED
         AGE, PRINCIPAL OCCUPATIONS DURING         BECAME A      YEAR TERM   DIRECTLY OR INDIRECTLY
           THE PAST FIVE YEARS AND OTHER         DIRECTOR OF    AS DIRECTOR          AS OF
                   DIRECTORSHIPS                  EACH FUND     WILL EXPIRE     NOVEMBER 29,1996
        ------------------------------------    -------------- ------------- ----------------------
    * John D. Carifa, Chairman of the Board,    Managed Dollar    2000+++      World Dollar II--
       51. President, Chief Operating Officer     and World    (Class Three)         1,000
       and a Director of Alliance Capital        Dollar II--
       Management Corporation ("ACMC").+          1993 World
                                                Dollar-- 1992
 **++ Ruth Block, Director, 66. She was for-    Managed Dollar    2000+++       Managed Dollar--
       merly an Executive Vice President and      and World    (Class Three)         3,000
       Chief Insurance Officer of The Equita-    Dollar II--                     World Dollar--
       ble Life Assurance Society of the             1993                            3,000
       United States. She is a Director of      World Dollar--
       Ecolab Incorporated (specialty chemi-         1992
       cals) and Amoco Corporation (oil and
       gas).
 **++ David H. Dievler, Director, 67. Inde-     Managed Dollar     1998        World Dollar II--
       pendent consultant. He was formerly        and World     (Class One)          1,000
       Chairman of the Board of each Fund and    Dollar II--
       a Senior Vice President of ACMC until      1993 World
       December 1994.                           Dollar-- 1992
 **++ John H. Dobkin, Director, 54. President   Managed Dollar     1999               -0-
       of Historic Hudson Valley (historic        and World     (Class Two)
       preservation) since 1990. He was for-     Dollar II--
       merly Director of the National Academy     1993 World
       of Design. From 1987 to 1992 he was a     Dollar--1992
       director of ACMC.
 **++ William H. Foulk, Jr., Director, 64. He   Managed Dollar     1999         Managed Dollar--
       is an investment adviser and indepen-      and World     (Class Two)           200
       dent consultant. He was formerly Se-      Dollar II--                     World Dollar--
       nior Manager of Barrett Associates,        1993 World                          400
       Inc., a registered investment adviser.   Dollar-- 1992                  World Dollar II--
                                                                                      400

--------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of affiliation with Alliance Capital Management L.P. ("Alliance").
 ** Member of the Audit Committee for each Fund.
  + For purposes of this Proxy Statement, ACMC refers to Alliance Capital
    Management Corporation, the sole general partner of Alliance, and to the predecessor general partner of the same name.
 ++ Member of the Nominating Committee for each Fund.
+++ If elected at this Meeting.

                                                                                NUMBER OF SHARES
        NAME, POSITIONS AND OFFICES WITH THE                                    OF COMMON STOCK
                       FUNDS,                     YEAR FIRST                   BENEFICIALLY OWNED
         AGE, PRINCIPAL OCCUPATIONS DURING         BECAME A      YEAR TERM   DIRECTLY OR INDIRECTLY
           THE PAST FIVE YEARS AND OTHER         DIRECTOR OF    AS DIRECTOR          AS OF
                   DIRECTORSHIPS                  EACH FUND     WILL EXPIRE     NOVEMBER 29,1996
        ------------------------------------    -------------- ------------- ----------------------
 **++ Dr. James M. Hester, Director, 72.        Managed Dollar     1999          World Dollar--
       President of The Harry Frank Guggen-       and World     (Class Two)           950
       heim Foundation. He was formerly Pres-    Dollar II--
       ident of New York University and The       1993 World
       New York Botanical Garden and Rector     Dollar-- 1992
       of The United Nations University. He
       is also a Director of Union Carbide
       Corporation.
 **++ Clifford L. Michel, Director, 57. Mem-    Managed Dollar     1998         Managed Dollar--
       ber of the law firm of Cahill Gordon &     and World     (Class One)           1000
       Reindel. He is President and Chief Ex-    Dollar II--                     World Dollar--
       ecutive Officer of Wenonah Development     1993 World                          1000
       Company (investments) and a Director      Dollar--1992                  World Dollar II--
       of Placer Dome, Inc. (mining).                                                 1000
 **++ Donald J. Robinson, 62. He was formerly      Managed        1998+++       Managed Dollar--
       a partner at the law firm of Orrick,     Dollar, World   (Class One)           900
       Herrington & Sutcliffe and is cur-         Dollar and
       rently of counsel to that firm.           World Dollar
                                                   II--1996
 **++ Robert C. White, Director, 76. He is      Managed Dollar    2000+++       Managed Dollar--
       currently an independent consultant.       and World    (Class Three)          500
       He was formerly Vice President and        Dollar II--                     World Dollar--
       Chief Financial Officer of the Howard      1993 World                          500
       Hughes Medical Institute with which he    Dollar--1992                  World Dollar II--
       had been associated since prior to                                             500
       1991.

--------
 ** Member of the Audit Committee for each Fund.
 ++ Member of the Nominating Committee for each Fund.
+++ If elected at this Meeting.

  During their respective fiscal years ended in 1996, the Boards of Directors of Managed Dollar, World Dollar and World Dollar II each met five times and the Board of Directors of World Dollar met six times. During their respective fiscal years ended in 1996, the Audit Committees of Managed Dollar, World Dollar and World Dollar II each met two times. Each Audit Committee was constituted for the purposes described below in Proposal Two. During their respective fiscal years ended in 1996, the Nominating Committees of Managed Dollar and World Dollar met one time. The Nominating Committee of World Dollar II did not meet during its fiscal year ended in 1996. Each Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committees do not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to each of the

Directors during its respective fiscal year ended in 1996, the aggregate compensation paid to each of the Directors during the calendar year 1995 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                       TOTAL
                                                         TOTAL       NUMBER OF
                                                     COMPENSATION  FUNDS IN THE
                                                       FROM THE    ALLIANCE FUND
                                    AGGREGATE        ALLIANCE FUND   COMPLEX,
                                  COMPENSATION         COMPLEX,    INCLUDING THE
                                 FROM EACH FUND        INCLUDING   FUNDS, AS TO
                                   DURING ITS         THE FUNDS,     WHICH THE
                                   RESPECTIVE         DURING THE    DIRECTOR IS
                                   FISCAL YEAR       1995 CALENDAR  A DIRECTOR
NAME OF DIRECTOR                  ENDED IN 1996          YEAR       OR TRUSTEE
----------------             ----------------------- ------------- -------------
John D. Carifa.............. $    0                    $      0          50
Ruth Block.................. $3,558--Managed Dollar    $159,000          37
                             $6,835--World Dollar
                             $2,318--World Dollar II
David H. Dievler............ $3,558--Managed Dollar    $183,500          43
                             $7,335--World Dollar
                             $2,318--World Dollar II
John H. Dobkin.............. $3,116--Managed Dollar    $121,500          30
                             $6,526--World Dollar
                             $2,318--World Dollar II
William H. Foulk, Jr........ $3,616--Managed Dollar    $146,500          31
                             $7,526--World Dollar
                             $2,318--World Dollar II
James M. Hester............. $3,558--Managed Dollar    $156,500          38
                             $4,335--World Dollar
                             $2,318--World Dollar II
Clifford L. Michel.......... $3,058--Managed Dollar    $133,750          38
                             $7,335--World Dollar
                             $2,318--World Dollar II
Donald J. Robinson.......... $    0--Managed Dollar    $ 66,500          38
                             $  356--World Dollar
                             $  356--World Dollar II
Robert C. White............. $3,569--Managed Dollar    $137,500          36
                             $3,846--World Dollar
                             $2,318--World Dollar II

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating, in the case of the Funds, that the Directors of the Funds will each invest at least $10,000 in shares of any one or more of the Funds, and at least $150,000 in shares of at least five funds in the Alliance Fund Complex (including the Funds), before the end of 1997.

  As of November 29, 1996, the Directors and officers of each Fund as a group owned less than 1% of the shares of the Fund. During each Fund's fiscal year ended in 1996, none of a Fund's Directors engaged in a purchase or sale of the securities of Alliance or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of outstanding securities.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

  The Board of Directors of each Fund recommends that the stockholders of the Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending September 30, 1997 for Managed Dollar, October 31, 1997 for World Dollar and March 31, 1997 for World Dollar II. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund as defined in the Act, at a meeting held on September 10, 1996 for Managed Dollar and World Dollar and April 13, 1996 for World Dollar II. With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of Managed Dollar, World Dollar and World Dollar II since the commencement of each Fund's operations and does not have any direct financial interest or any material indirect financial interest in any of the Funds. A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors of each Fund generally meets twice during each fiscal year with representatives of Ernst & Young LLP to discuss the scope of the independent auditors' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

               INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS,
                     INVESTMENT ADVISER AND ADMINISTRATOR

  The principal officers of the Funds and their principal occupations during the past five years are set forth below.

  John D. Carifa, Director and Chairman of each Fund (See Proposal One, "Election of Directors," at page 3 for biographical information).

  Wayne D. Lyski, President of each Fund, 54, is an Executive Vice President of ACMC, with which he has been associated since prior to 1991.

  Kathleen A. Corbet, Senior Vice President of each Fund, 36, is a Senior Vice President of ACMC with which she has been associated since prior to 1991.*

  Paul J. DeNoon, Vice President of each Fund, 34, is a Vice President of ACMC, with which he has been associated since 1992. Previously, he was a Vice President of Manufacturers Hanover Trust Company since prior to 1991.

  Vicki L. Fuller, Vice President of each Fund, 39, is a Senior Vice President of ACMC, with which she has been associated since prior to 1991.*

  Wayne C. Tappe, Vice President of Managed Dollar, 33, is a Vice President of ACMC, with which he has been associated since prior to 1991.*

  Mark D. Gersten, Treasurer and Chief Financial Officer of each Fund, 46, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1991.

  Edmund P. Bergan, Jr., Secretary of each Fund, 46, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc., with which he has been associated since prior to 1991.

  The address of Messrs. Carifa, Bergan, DeNoon, Lyski and Tappe and Mses. Corbet and Fuller is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Gersten is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Funds is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Funds and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares and reports of changes in ownership of shares of the Funds. During 1996, initial reports on Form 3 were inadvertently filed late by Alliance on behalf of Mr. Robinson, a Director of each of the Funds. The reports did not relate to any transactions.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of each Fund must be received by the Funds by August 14, 1997 for inclusion in such Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

----------
* Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date, Alliance acquired the business and substantially all of the assets of Equitable Capital.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  Each Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders, and World Dollar II will furnish a copy of its most recent semi-annual report succeeding the annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Rita Barnett at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

December 12, 1996
New York, New York

TABLE OF CONTENTS                                                          PAGE
-------------------------------------------------------------------------------
Introduction..............................................................  1
Proposal One: Election of Directors.......................................  2
Proposal Two: Ratification of Selection of Independent Auditors ..........  6
Information as to the Fund's Principal Officers, Investment Adviser and
 Administrator............................................................  6
Submission of Proposals for the Next Annual Meeting of Stockholders.......  7
Other Matters.............................................................  8
Reports to Stockholders...................................................  8


                     ACM MANAGED DOLLAR INCOME FUND, INC.

                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.



-------------------------------------------------------------------------------
                          ALLIANCE CAPITAL [LOGO]/(R)/
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
JANUARY 23, 1997

                            APPENDIX

PROXY
           ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
               INSTRUCTIONS TO THE STOCKHOLDERS OF
           ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
      IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON JANUARY 23, 1997.

            THIS PROXY IS SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF
           ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

The undersigned hereby instructs Carol H. Rappa and Rita Barnett to vote all shares of the Common Stock of Alliance World Dollar Government Fund, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Standard Time, on January 23, 1997 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

       PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
             AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                 (SEE REVERSE
         SIDE)

/ X /    PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF EACH OF THE PROPOSALS.

1.  ELECTION OF DIRECTORS


         CLASS ONE DIRECTOR (TERM EXPIRING IN 1998)

         DONALD J. ROBINSON

         CLASS THREE DIRECTORS (TERM EXPIRING IN 2000)

         RUTH BLOCK, JOHN D. CARIFA, ROBERT C. WHITE

         FOR       WITHHELD
         /  /      /  /

/  /     ______________________________________
         For all nominees except as noted above

2.   RATIFICATION OF THE
     SELECTION OF ERNST &         FOR      AGAINST      ABSTAIN
     YOUNG LLP as the             / /      / /          / /
     independent auditors
     for the Corporation for
     the fiscal year ending
     October 31, 1997.

3. In their discretion on all such other matters that may properly come before the meeting or any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.   /  /

Sign exactly as name(s) appears.

IMPORTANT: If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your FULL title. This Proxy will not be voted unless it is dated and signed.

Signature:________________________ Date:___________________

Signature:________________________ Date:___________________




00250114.AY8